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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report: (Date of earliest event reported): April 6, 2005

                                Alpharma Inc.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                1-8593                22-2095212
(State or other jurisdiction of (Commission File  (IRS Employer Identification
        incorporation)              Number)                No.



               One Executive Drive, Fort Lee, New Jersey 07024
                       (Address of Principal Executive Offices)    (Zip Code)

     Registrant's Telephone Number, Including Area Code:  (201) 947-7774

                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(B))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01  Changes in Registrant's Certifying Accountant.

On April 6, 2005, the Registrant engaged BDO Seidman, LLP ("BDO Seidman") as its principal independent accountant to audit the Registrant's financial statements as of and for the year ending December 31, 2005. BDO Seidman has commenced providing audit services to the Registrant.

During the Registrant's two most recent fiscal years and through the date of this Report, the Registrant has not consulted BDO Seidman regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements (whether or not an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue) or (ii) any matter that was the subject of a disagreement (as described in paragraph 304 (a) (1) (iv) of Regulation S-K) or a reportable event (as described in paragraph 304 (a) (1) (v) of Regulation S-K).

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                ALPHARMA INC.



                                Name:   /s/ Jeffrey S. Campbell

                                Title:  Vice President  & Controller
Date: April  11, 2005